Exhibit F

Marsico Investment Funds
PO Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Focus Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Focus Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at 10:00 a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO FOCUS FUND

VOTE ON PROPOSALS

1.

MARSICO FOCUS FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Focus Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Growth Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Growth Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at 10:00 a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO GROWTH FUND

VOTE ON PROPOSALS

1.

MARSICO GROWTH FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Growth Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico 21st Century Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico 21st Century Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at 10:00 a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO 21st CENTURY FUND

VOTE ON PROPOSALS

1.

MARSICO 21st CENTURY FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico 21st Century Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico International Opportunities Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico International Opportunities Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at 10:00 a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO INTERNATIONAL OPPORTUNITIES FUND

VOTE ON PROPOSALS

1.

MARSICO INTERNATIONAL OPPORTUNITIES FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico International Opportunities Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Flexible Capital Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Flexible Capital Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at 10:00 a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO FLEXIBLE CAPITAL FUND

VOTE ON PROPOSALS

1.

MARSICO FLEXIBLE CAPITAL FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Flexible Capital Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.

Marsico Funds
P.O. Box 3210
Milwaukee, WI 53201-3201

THE MARSICO INVESTMENT FUND

Marsico Global Fund

SPECIAL MEETING OF SHAREHOLDERS
October 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Christopher J. Marsico, Vice President and Treasurer of The Marsico Investment Fund (the “Trust”) and Mary L. Watson, Vice President and Secretary of the Trust as proxies, and authorizes either of them to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of the Marsico Global Fund, to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at 10:00 a.m., Mountain Time, and at any adjournment or postponement thereof, according to the number of votes and as fully as if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ANY OTHER PROPOSAL.

______________________________

TWO EASY WAYS
TO VOTE YOUR PROXY:
______________________________

TO VOTE BY INTERNET:
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Go to www.proxyweb.com.
3. Follow the simple instructions at the website.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY):
1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call toll-free 1-888-221-0697.
3. Follow the simple recorded instructions.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED

MARSICO GLOBAL FUND

VOTE ON PROPOSALS

1.

MARSICO GLOBAL FUND SHAREHOLDERS ONLY: Approval of the new investment advisory and management agreement between The Marsico Investment Fund on behalf of the Marsico Global Fund and Marsico Capital Management, LLC.

☐ FOR       ☐ AGAINST       ☐ ABSTAIN

In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Special Meeting (including any adjournments or postponements thereof).

Signature [PLEASE SIGN WITHIN BOX] Date

Please sign this proxy exactly as your name or names appear on this card. Either owner of a joint account may sign the proxy. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

____________________

NOTE:	If you own shares in more than one Fund please complete a separate proxy for each Fund.